                          CERTIFICATE OF INCORPORATION

Certificate of Incorporation as amended through April 16, 1996, which document is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1996.





































                                  EXHIBIT 3(i)


                                      19